EXHIBIT 99
                                                                  ----------
EMC INSURANCE GROUP INC. REPORTS
2004 FOURTH QUARTER RESULTS AND DECLARES
93RD CONSECUTIVE QUARTERLY DIVIDEND


     DES MOINES, Iowa (February 24, 2005) - EMC Insurance Group Inc. (Nasdaq/NM:EMCI) today reported an operating loss of $0.02 per share for the fourth quarter ended December 31, 2004 compared to operating income of $0.46 per share for the fourth quarter ended December 31, 2003(1). Operating income for the year ended December 31, 2004 was $0.87 per share compared to $1.71 per share for the same period in 2003.
     Net loss, including realized investment gains/losses, was $489,000
($0.04 per share) for the fourth quarter ended December 31, 2004 compared to net income of $6,091,000 ($0.53 per share) for the fourth quarter ended December 31, 2003. Net income for the year ended December 31, 2004 totaled $13,185,000 ($1.10 per share) compared to $20,349,000 ($1.78 per share) for the same period in 2003.
     As previously reported on February 11, 2005, fourth quarter results were significantly impacted by adverse development on prior years' reserves totaling $15,419,000. The after tax impact of this adverse development was $10,022,000 or $0.76 per share. This adverse development represents approximately 3.8 percent of the total loss and settlement expense reserves carried at September 30, 2004.
     "Our results for 2004 are disappointing," stated President and CEO
Bruce G. Kelley. "We did not anticipate the large amount of adverse development that occurred in the fourth quarter and catastrophe and storm losses remained at an unusually high level due to the active hurricane season. However, our balance sheet is strong and we are well positioned for improved performance in 2005."
     Premiums earned increased 7.6 percent to $90,448,000 for the three months ended December 31, 2004 from $84,053,000 for the same period in 2003. For the twelve months ended December 31, 2004, premiums earned increased 4.5 percent to $345,478,000 from $330,623,000 for the same period in 2003 with most of the increase being derived from earlier rate increases. Policy counts for commercial lines business declined approximately one percent in 2004, while personal lines business declined approximately ten percent; however, most of the decline in the personal lines was a result of efforts to enhance underwriting discipline. Management expects to achieve overall premium growth in 2005, but pricing opportunities are likely to be limited by increased levels of competition. Even so, rate increases continue to be implemented in the commercial liability, commercial property and workers' compensation lines of business as warranted. The size of these increases is determined by state and individual account experience, but tends to be more modest than in prior periods. Personal lines are experiencing increased competition, as well, but the extent of that competition varies by territory. Premium growth for 2005 will be directed toward profitable new business and will include an expansion of the medallion series, which targets specialty groups, and the safety dividend program, which targets large groups and associations. Other initiatives include diversifying the workers' compensation book of business, and heightened product and agency management. In addition, more competitive personal lines rates are being considered in those territories where current experience and recent studies suggest that business can be written profitably.
     Catastrophe and storm losses generated a benefit of $511,000 ($0.03 per share after tax) in the fourth quarter of 2004 due to a decline in the reserve carried for Hurricane Jeanne in the reinsurance segment; however, this benefit was offset by a reinstatement premium of $540,000 in the property and casualty insurance segment related to Hurricane Ivan. For the fourth quarter of 2003, catastrophe and storm losses amounted to $811,000 ($0.05 per share after tax). For the year ended December 31, 2004, catastrophe and storm losses amounted to $18,492,000 ($1.01 per share after tax) compared to $20,942,000 ($1.19 per share after tax) for the same period in 2003.
     The Company's GAAP combined ratio was 110.8 percent in the fourth quarter of 2004 compared to 100.1 percent in the fourth quarter of 2003. For the year ended December 31, 2004, the GAAP combined ratio was 104.9 percent compared to 100.2 percent for the year ended December 31, 2003.
     Net book value of the Company's stock as of December 31, 2004 was $16.84 per share, an increase of 7.1 percent from $15.72 per share at December 31, 2003.
     The Board of Directors of EMC Insurance Group Inc. has declared a quarterly dividend of $0.15 per share of common stock payable March 15, 2005 to shareholders of record as of March 8, 2005. This is the ninety-third consecutive quarterly dividend paid since EMC Insurance Group Inc. became a publicly held company in February 1982.
     The Company will host an earnings call in conjunction with today's release. The teleconference begins at 12:30 p.m. central time today, February 24, 2005. Dial-in information for the call is toll-free 1-877-407-8290. The event will be archived and available for digital replay through February 25, 2006. The replay access information is toll-free 1-877-660-6853; account number 1628; conference ID number 136133.
     EMC Insurance Group Inc., the publicly-held insurance holding company of EMC Insurance Companies, owns subsidiaries with operations in property and casualty insurance and reinsurance. EMC Insurance Companies is one of the largest property and casualty entities in Iowa and among the top 60 insurance entities nationwide. For more information, visit our website www.emcinsurance.com.
     The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management's current beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company's business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to the following: catastrophic events and the occurrence of significant sever weather conditions; the adequacy of loss and settlement expense reserves; state and federal legislation and regulations; changes in our industry, interest rates or the performance of financial markets and the general economy; rating agency actions and other risks and uncertainties inherent to the Company's business. When we use the words "believe," "expect," anticipate," "estimate," or similar expressions, we intend to identify forward-looking statements. You should not place undue reliance on these forward-looking statements.
     (1)The Company uses a non-GAAP financial measure called "operating income" that management believes is useful to investors because it illustrates the performance of our normal, ongoing operations, which is important in understanding and evaluating our financial condition and results of operations. While this measure is consistent with measures utilized by investors to evaluate performance, it is not a substitute for the U.S. GAAP financial measure of net income. Therefore, we have provided a reconciliation of this non-GAAP financial measure to the U.S. GAAP financial measure of net income in the Consolidated Statements of Income schedule contained in this release. Management also uses non-GAAP financial measures for goal setting, determining employee and senior management awards and compensation, and evaluating performance.


CONSOLIDATED STATEMENT OF INCOME

                          Property
Three Months Ended      and Casualty                 Parent
December 31, 2004         Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $ 63,125,910 $ 27,321,991 $          - $   90,447,901
  Investment income,
    net ...............    5,394,344    2,576,052      107,115      8,077,511
  Other income ........      122,914            -            -        122,914
                        ------------ ------------ ------------ --------------
                          68,643,168   29,898,043      107,115     98,648,326
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........   59,663,037    9,842,983            -     69,506,020
  Dividends to
    policyholders .....    1,487,442            -            -      1,487,442
  Amortization of
    deferred policy
    acquisition costs     15,374,347    5,453,488            -     20,827,835
  Other underwriting
    expenses ..........    5,310,060    3,091,314            -      8,401,374
  Interest expense ....      193,125       84,975            -        278,100
  Other expenses ......      (84,639)           -      191,847        107,208
                        ------------ ------------ ------------ --------------
                          81,943,372   18,472,760      191,847    100,607,979
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....  (13,300,204)  11,425,283      (84,732)    (1,959,653)
                        ------------ ------------ ------------ --------------
Realized investment
  gain (loss) .........     (256,662)       6,223            -       (250,439)
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........  (13,556,866)  11,431,506      (84,732)    (2,210,092)
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........   (3,238,074)   3,287,635      (17,885)        31,676
    Deferred ..........   (2,202,494)     460,445      (10,911)    (1,752,960)
                        ------------ ------------ ------------ --------------
                          (5,440,568)   3,748,080      (28,796)    (1,721,284)
                        ------------ ------------ ------------ --------------
      Net income (loss) $ (8,116,298)$  7,683,426 $    (55,936)$     (488,808)
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            13,152,209
Earnings per share .... $      (0.62)$       0.58 $       0.00 $        (0.04)

GAAP Combined Ratio:
  Loss Ratio ..........        94.5%        36.0%                       76.8%
  Expense Ratio .......        35.1%        31.3%                       34.0%
                        ------------ ------------ ------------ --------------
                              129.6%        67.3%                      110.8%


                          Property
Three Months Ended      and Casualty                 Parent
December 31, 2003         Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $ 60,367,178 $ 23,685,759 $          - $   84,052,937
  Investment income,
    net ...............    5,104,752    2,339,654       10,193      7,454,599
  Other income ........      233,919            -            -        233,919
                        ------------ ------------ ------------ --------------
                          65,705,849   26,025,413       10,193     91,741,455
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........   41,585,496   15,561,564            -     57,147,060
  Dividends to
    policyholders .....      482,271            -            -        482,271
  Amortization of
    deferred policy
    acquisition costs     14,086,732    5,042,552            -     19,129,284
  Other underwriting
    expenses ..........    5,760,342    1,646,034            -      7,406,376
  Interest expense ....      193,125       84,975            -        278,100
  Other expenses ......      233,112            -      127,559        360,671
                        ------------ ------------ ------------ --------------
                          62,341,078   22,335,125      127,559     84,803,762
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....    3,364,771    3,690,288     (117,366)     6,937,693
                        ------------ ------------ ------------ --------------
Realized investment
  gain (loss) .........    1,197,607      (38,886)           -      1,158,721
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........    4,562,378    3,651,402     (117,366)     8,096,414
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........    1,084,112    1,075,587      161,639      2,321,338
    Deferred ..........        3,617     (116,972)    (202,718)      (316,073)
                        ------------ ------------ ------------ --------------
                           1,087,729      958,615      (41,079)     2,005,265
                        ------------ ------------ ------------ --------------
      Net income (loss) $  3,474,649 $  2,692,787 $    (76,287)$    6,091,149
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            11,495,768
Earnings per share .... $       0.30 $       0.23 $      (0.01)$         0.53

GAAP Combined Ratio:
  Loss Ratio ..........        68.9%        65.7%                       68.0%
  Expense Ratio .......        33.7%        28.2%                       32.1%
                        ------------ ------------ ------------ --------------
                              102.6%        93.9%                      100.1%


                          Property
Year Ended              and Casualty                 Parent
December 31, 2004         Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $250,034,561 $ 95,443,900 $          - $  345,478,461
  Investment income,
    net ...............   20,236,342    9,498,925      164,936     29,900,203
  Other income ........      600,732            -            -        600,732
                        ------------ ------------ ------------ --------------
                         270,871,635  104,942,825      164,936    375,979,396
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........  196,460,047   53,346,163            -    249,806,210
  Dividends to
    policyholders .....    4,478,169            -            -      4,478,169
  Amortization of
    deferred policy
    acquisition costs     55,746,217   19,698,620            -     75,444,837
  Other underwriting
    expenses ..........   25,612,121    7,171,565            -     32,783,686
  Interest expense ....      772,500      339,900            -      1,112,400
  Other expenses ......      495,783            -      666,628      1,162,411
                        ------------ ------------ ------------ --------------
                         283,564,837   80,556,248      666,628    364,787,713
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....  (12,693,202)  24,386,577     (501,692)    11,191,683
                        ------------ ------------ ------------ --------------
Realized investment
  gain (loss) .........    3,270,862    1,108,452            -      4,379,314
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........   (9,422,340)  25,495,029     (501,692)    15,570,997
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........   (2,797,911)   7,748,202     (366,786)     4,583,505
    Deferred ..........   (2,508,701)     120,315      191,195     (2,197,191)
                        ------------ ------------ ------------ --------------
                          (5,306,612)   7,868,517     (175,591)     2,386,314
                        ------------ ------------ ------------ --------------
      Net income (loss) $ (4,115,728)$ 17,626,512 $   (326,101)$   13,184,683
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            11,948,710
Per Share Data:
  Net income per share
    - basic and diluted $      (0.34)$       1.47 $      (0.03)$         1.10
  Increase (decrease)
    in provision for
    insured events of
    prior years (after
    tax) .............. $       1.29 $      (0.19)$          - $         1.10
  Catastrophe and
    storm losses (after
    tax) .............. $       0.74 $       0.27 $          - $         1.01
  Dividends per share                                          $         0.60
  Book value per share                                         $        16.84
  Effective tax rate ..                                                 15.3%
  Net income (loss) as
    a percent of beg.
    SH equity .........                                                  7.3%
Other Information of
  Interest:
    Increase (decrease)
      in provision for
      insured events of
      prior years ..... $ 23,738,375 $ (3,599,941)$          - $   20,138,434
    Catastrophe and
      storm losses .... $ 13,480,858 $  5,010,673 $          - $   18,491,531
GAAP Combined Ratio:
  Loss Ratio ..........        78.6%        55.9%            -          72.3%
  Expense Ratio .......        34.3%        28.1%            -          32.6%
                        ------------ ------------ ------------ --------------
                              112.9%        84.0%            -         104.9%


                          Property
Year Ended              and Casualty                 Parent
December 31, 2003         Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $241,237,313 $ 89,385,497 $          - $  330,622,810
  Investment income,
    net ...............   20,724,017    8,948,076       30,368     29,702,461
  Other income ........      862,070            -            -        862,070
                        ------------ ------------ ------------ --------------
                         262,823,400   98,333,573       30,368    361,187,341
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........  168,238,623   58,265,927            -    226,504,550
  Dividends to
    policyholders .....    3,011,433            -            -      3,011,433
  Amortization of
    deferred policy
    acquisition costs     52,932,215   19,027,017            -     71,959,232
  Other underwriting
    expenses ..........   24,548,745    5,376,197            -     29,924,942
  Interest expense ....      919,362      400,904            -      1,320,266
  Other expenses ......    1,044,757            -      609,563      1,654,320
                        ------------ ------------ ------------ --------------
                         250,695,135   83,070,045      609,563    334,374,743
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....   12,128,265   15,263,528     (579,195)    26,812,598
                        ------------ ------------ ------------ --------------
Realized investment
  gain (loss) .........    1,312,252     (142,554)           -      1,169,698
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........   13,440,517   15,120,974     (579,195)    27,982,296
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........    3,822,652    4,512,987          742      8,336,381
    Deferred ..........     (610,411)     103,877     (196,674)      (703,208)
                        ------------ ------------ ------------ --------------
                           3,212,241    4,616,864     (195,932)     7,633,173
                        ------------ ------------ ------------ --------------
      Net income (loss) $ 10,228,276 $ 10,504,110 $   (383,263)$   20,349,123
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            11,453,324
Per Share Data:
  Net income per share
    - basic and diluted $       0.89 $       0.92 $      (0.03)$         1.78
  Increase (decrease)
    in provision for
    insured events of
    prior years (after
    tax) .............. $       0.51 $      (0.09)$          - $         0.42
  Catastrophe and
    storm losses (after
    tax) .............. $       1.00 $       0.19 $          - $         1.19
  Dividends per share                                          $         0.60
  Book value per share                                         $        15.72
  Effective tax rate ..                                                 27.3%
  Net income (loss) as
    a percent of beg.
    SH equity .........                                                 12.9%
Other Information of
  Interest:
    Increase (decrease)
      in provision for
      insured events of
      prior years ..... $  9,014,984 $ (1,538,670)$          - $    7,476,314
    Catastrophe and
      storm losses .... $ 17,530,848 $  3,411,363 $          - $   20,942,211
GAAP Combined Ratio:
  Loss Ratio ..........        69.7%        65.2%            -          68.5%
  Expense Ratio .......        33.4%        27.3%            -          31.7%
                        ------------ ------------ ------------ --------------
                              103.1%        92.5%            -         100.2%


CONSOLIDATED BALANCE SHEET
                                                   December 31,  December 31,
                                                       2004          2003
                                                   ------------  ------------
ASSETS
Investments:
  Fixed maturities:
    Securities held-to-maturity, at amortized cost
     (fair value $16,908,726 and $21,167,655) .... $ 15,895,607  $ 19,423,013
    Securities available-for-sale, at fair value
     (amortized cost $541,401,950 and
     $382,326,388) ...............................  565,000,931   405,758,798
  Fixed maturity securities on loan:
    Securities held-to-maturity, at amortized cost
      (fair value $13,684,880 and $32,686,769) ...   13,310,264    30,422,335
    Securities available-for-sale, at fair value
      (amortized cost $54,389,046 and
      $117,184,150) ..............................   54,653,472   118,026,960
  Equity securities available-for-sale, at fair
    value (cost $59,589,434 and $38,998,075) .....   78,692,893    49,008,498
  Other long-term investments, at cost ...........    5,550,093     4,758,019
  Short-term investments, at cost ................   46,238,853    63,568,064
                                                   ------------  ------------
      Total investments ..........................  779,342,113   690,965,687

Balances resulting from related party transactions
  with Employers Mutual:
     Reinsurance receivables .....................   26,316,358    15,861,754
     Prepaid reinsurance premiums ................    3,682,676     3,297,228
     Intangible asset, defined benefit
       retirement plan ...........................            -     1,016,492
     Defined benefit retirement plan, prepaid
       asset .....................................    2,684,463             -
     Other assets ................................    1,877,564     1,857,284

Cash .............................................       61,088   (14,069,102)
Accrued investment income ........................    8,726,292     7,821,652
Accounts receivable (net of allowance for
  uncollectible accounts of $0 and $0) ...........      216,836       379,423
Income taxes recoverable .........................    3,399,485             -
Deferred policy acquisition costs ................   27,940,583    26,737,784
Deferred income taxes ............................    9,504,193    10,345,429
Goodwill, at cost less accumulated amortization
  of $2,616,234 and $2,616,234 ...................      941,586       941,586
Securities lending collateral ....................   70,122,695   154,556,758
                                                   ------------  ------------
       Total assets .............................. $934,815,932  $899,711,975
                                                   ============  ============

LIABILITIES
Balances resulting from related party transactions
  with Employers Mutual:
      Losses and settlement expenses ............. $429,677,302  $367,923,881
      Unearned premiums ..........................  131,589,365   124,832,607
      Other policyholders' funds .................    2,825,809     1,390,594
      Surplus notes payable ......................   36,000,000    36,000,000
      Indebtedness to related party ..............    6,058,848     2,175,118
      Employee retirement plans ..................    9,764,406     9,965,600
      Other liabilities ..........................   20,304,475    19,336,366

Income taxes payable .............................            -     2,780,500
Securities lending obligation ....................   70,122,695   154,556,758
                                                   ------------  ------------
        Total liabilities ........................  706,342,900   718,961,424
                                                   ------------  ------------
STOCKHOLDERS' EQUITY
Common stock, $1 par value,
  authorized 20,000,000 shares;
  issued and outstanding, 13,568,945 shares
  in 2004 and 11,501,065 shares in 2003 ..........   13,568,945    11,501,065
Additional paid-in capital .......................  103,467,293    69,113,228
Accumulated other comprehensive income ...........   27,928,463    22,285,668
Retained earnings ................................   83,508,331    77,850,590
                                                   ------------  ------------
      Total stockholders' equity .................  228,473,032   180,750,551
                                                   ------------  ------------
      Total liabilities and stockholders' equity   $934,815,932  $899,711,975
                                                   ============  ============